KITARA MEDIA

"The Future of Online Video Advertising Solutions"



KITARA MEDIA

Executive Summary

- Kitara Media is a digital media company that delivers and optimizes millions of video advertisements each month from hundreds of top brand advertisers to web sites in a revenue sharing arrangement.
- We have developed a proprietary Video Advertising Delivery Platform called **PROPEL+** to optimize and achieve maximum revenue per ad view for each web site owner.
- We have raised $4.5M to fuel organic growth and to consolidate the mobile and web video ad industry, which is currently growing but fragmented.
- We have an experienced team in online ads, mobile ads and content, as well as board members and investors who have decades of experience in consolidation.

KITARA MEDIA

The Online Video Advertising Market is Growing Rapidly (75% growth over next 2 years)

Source: eMarketer, 2012

KITARA MEDIA

Online Video Industry

Revenue Growth Projections



$8.0
$6.0
$4.0
$2.0
$0.0
75% growth over next two years
$2.0
$2.9
$4.1
$5.7
$7.0
2011
2012
2013
2014
2015
US Video Ad Spend

Source: eMarketer, 2012

KITARA MEDIA

Online Mobile Video Industry


$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
52% CAGR
55% CAGR
74%CAGR
11% CAGR
Search
Banners
Video
Text
2011
2012
2013
2014
2015
2016

Source: eMarketer, 2012

KITARA MEDIA

Online Video Companies

Company	2013 Revenue $ Millions	Investment to Date $ Millions
Tremor Media (IPO Planned)	~$100	$116
BrightRoll	~$100	$46
Adaptv	~$110	$48.5
Yume	~$50	$72.9
SpotXchange	~$50	$12

Source: News, Filings and Press Releases

KITARA MEDIA

Kitara Media

Entered Online Video Advertising in 2012

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Look What We've Achieved in
Only One Year With NO Outside Capital

- Created proprietary video ad technology called Propel+ that delivers and optimizes ads and content for any web site content publisher
- Reach up to 50 Million people a month using Propel+, across millions of video ads and over one billion display ads per month
- Anticipated to reach $20M in annual revenue in 2013 with 35 experienced team members

KITARA MEDIA

Proprietary Technology - Propel+

Our proprietary Propel+ Technology was designed and developed by industry veterans with system wide knowledge of video, display, affiliate and content management technologies.

Propel+ was created to enhance revenue and simplify video advertising for publishers and advertisers providing a one stop video and audience engagement solution.



Multiplatform Video Player
Web Site Content Engagement Engine
Propel +
Optimize Across Advertisers from Multiple Ad Sources
Consolidated Reporting

KITARA MEDIA

Web Site Publisher Solutions

- The Propel+ Technology Platform uniquely solves the web site publisher's dilemma of earning more revenue from video advertising by providing easy to integrate delivery technology, advertisers, and optimization of multiple sources across many platforms.
- We developed and launched several popular owned and operated web sites, i.e., "adotas.com" and "gamenutt.com" to provide engaging audiences and refine our video and content technology.
- We provide our Propel+ video and content engagement technology to 3rd party publishers in a revenue sharing arrangement.

KITARA MEDIA

Where We Fit


Advertisers
Agencies
Kitara Media
Publishers
Audience
Brands
Digitally Integrated Programmatic Buying
Video
Display
Mobile
3rd Party Sites
Owned Websites
Audience reach based on targetable data

KITARA MEDIA

How We Work

Six Step Process to Earn Revenue

Step 1.
Kitara Integrates PROPEL Video ad technology on web site and shows video ads

Step 2.
Web Site Audience watches Video ads prior to content and revenue is earned

Step 6.
Kitara shares ad revenue with web site

Step 3.
Kitara Optimizes Ad providers for best Revenue Results



The Model

Step 5.
Kitara optimizes audience ad engagement and profitability for web site and Kitara

Step 4.
Kitara sends new audiences to web site and increases visitor and ad views

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Kitara Media

& New York Publishing Group

Merger with

Ascend Acquisition Corp.

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Terms of Kitara Media/Ascend Merger

- 30 million shares issued to Kitara and New York Publishing Group (NYPG) shareholders
- Certain Ascend shareholders rebate approximately 26 million shares at closing and will hold 12 million shares in new entity
- Ascend required to raise $2 million in new equity at 50 cents a share in common stock
- Kitara shareholders required to have $2.5 million in liquid working capital in the business at closing
- Approximately 59 million shares outstanding at closing at 50 cents per share equals approximately 1x current run-rate revenue for Kitara Media
- Deal scheduled to close no later than July 15th, 2013

KITARA MEDIA

Benefits of Kitara Media/NYPG Merger

- Merged companies consolidate focus and vision within Kitara Media
- Merged company adds premium web site adotas.com to portfolio of vertical based publishers for video advertising
- Merged company adds the deep content and technological expertise of the NYPG Team
- NYPG enables Kitara Media to accelerate its video technology development

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Purpose of Kitara Media Merger With Ascend

Capital

Ascend provides Kitara with growth capital for expansion and acquisitions

Mobile

Ascend provides Kitara with mobile technology expertise

Talent

Ascend provides industry talent and contacts in mobile

Growth

Ascend provides Kitara Growth…

KITARA MEDIA

Kitara Media + Ascend

- With the merger into Ascend, Kitara has initially raised $4.5M to organically grow and plan to consolidate the growing Online Video Ad Industry

- Working capital will be used for:

  - Additional investment in **Propel+** video technology
  - Hiring additional business development and sales staff to drive publisher recruitment and organic growth.

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Market is Ready for Consolidation

- Early growth of online advertising has led to extreme fragmentation and hundreds of video/display ad networks, and publisher web site network companies
- Technology is now maturing and becoming standardized and can be applied universally across acquired companies
- Advertisers want consolidation to make the scale and process of media acquisition and technology easier
- Hundreds of display ad networks, ad technology companies and publisher networks are possible targets

KITARA MEDIA

Hundreds of Companies We Believe are Available for Acquisition

Video/Display Ad Networks	Ad Technology and Tools	Content Publishers/ Networks
100+ Targets	50+ Targets	300+ Targets

Source: Company estimate

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Acquisition Targets

Company Revenue	Targets
< $25M	**400+**
$25M - $50M	**7**
$50M-$100M	**5**
$100M - $150M+	**2**

Source: Company estimate

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Team - Post Transaction

Robert Regular – 15 years of Online Advertising and Technology Experience.
Co-founded and CEO Kitara Media, President of Oridian, Publisher of Industry News Site Adotas.com. Bachelors at Penn State University.

Limor Zabari – 10 Years of Online Advertising Experience. Co-founded and COO Kitara Media, COO of Oridian. MS Baruch College.

Craig dos Santos – 10 Years of Online Experience. Founded Andover Games, Started Playdom/Disney mobile team, Product Development at Microsoft. BSEE at Rice University.

Advisors:

Ben Lewis - Runs Engineering Mobile Commerce at Facebook, Co-founded Karma Gifts (acquired by Facebook) and Co-founded Tapjoy (Mobile Ad Network). MBA/Bachelors at Michigan.

Lee Linden - Runs Mobile Commerce at Facebook, Co-founded Karma Gifts (acquired by Facebook) and Co-founded Tapjoy (Mobile Ad Network), Product Development at Microsoft. MBA at Stanford Business School, Bachelors at Michigan.

Directors - Post Transaction

Sam Humphreys - Currently CEO of private equity firm London Bay Capital in San Francisco, which indirectly controls Kitara Media through a portfolio company. Was a member of founding team or served as financial sponsor of Envirofil (which merged with USA Waste – NYSE: UW; and was later merged into Waste Management); U.S. Delivery Systems (NYSE: DLV; sold to Corporate Express); PalEx (NASDAQ; PLX; sold to IFCO Systems); and Quanta Services (NYSE: PWR). Currently Chairman of one of the largest privately held Internet marketing businesses in the USA.

Jeremy Zimmer - Currently CEO of United Talent Agency, the third largest talent agency in the world. United Entertainment Group joint venture is among the industry's largest independent branded entertainment and integrated media firms. Built the company's branding, licensing and endorsement divisions and spearheads technology and on-line efforts for United Talent Agency.

Jon Ledecky - Currently Managing Director of Ironbound Partners Fund, a family office investment firm specializing in emerging technology investments. Previous experience as CEO and Founder of Fortune 500 firm that controlled Mail Boxes Etc. and co-owner of Washington Capitals and Washington Wizards professional sports teams with Ted Leonsis. Graduate of Harvard and Harvard Business School.

KITARA MEDIA

Kitara Media – Executive Summary

- Kitara Media, NYPG and Ascend merge to launch a high growth online advertising and video media company.

- Kitara Media will further invest in technology expansion, and partnership development to expand audience reach, optimization, and growth

- Kitara Media will start acquiring, consolidating and integrating online advertising companies to fuel rapid growth.